UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Amendment No. 1

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2012

ONYX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28298	94-3154463
(Commission File No.)	(IRS Employer Identification No.)

249 East Grand Avenue

South San Francisco, California 94080

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 266-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 1 to the Current Report on Form 8-K of Onyx Pharmaceuticals, Inc., originally filed July 20, 2012, amends and restates Item 8.01. Item 9.01 remains unchanged.

ITEM 8.01	OTHER EVENTS

On July 20, 2012, Onyx Pharmaceuticals, Inc. issued a press release reporting that the Food and Drug Administration, or FDA, had approved Kyprolis™ for treatment of patients with multiple myeloma. The press release dated July 20, 2012, titled “Onyx Pharmaceuticals Receives FDA Accelerated Approval of Kyprolis™ (carfilzomib) for Injection” is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release titled “Onyx Pharmaceuticals Receives FDA Accelerated Approval of Kyprolis™ (carfilzomib) for Injection” dated July 20, 2012.*

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX PHARMACEUTICALS, INC.

Dated: July 20, 2012	By:	/s/ Matthew K. Fust
Matthew K. Fust
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release titled “Onyx Pharmaceuticals Receives FDA Accelerated Approval of Kyprolis™ (carfilzomib) for Injection” dated July 20, 2012.*

*	Previously filed